Exhibit 10.2

First Amendment to Credit Agreement

This First Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of December 9, 2016, by and among The Tile Shop, LLC, a Delaware limited liability company (the “Company”), Tile Shop Lending, Inc., a Delaware corporation (“Tile Shop Lending” and together with the Company, the “Borrowers”), Tile Shop Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors party hereto, the Lenders party hereto, and Fifth Third Bank, as Administrative Agent and L/C Issuer.

Recitals:

A.The Borrowers, Holdings, the Guarantors party thereto, the Lenders party thereto, and Fifth Third Bank, as Administrative Agent and L/C Issuer, are party to a Credit Agreement dated as of June 2, 2015 (as amended, modified, restated, or supplemented from time to time, the “Credit Agreement”).

B.The Borrowers have requested that certain amendments be made to the Credit Agreement to permit The Tile Shop of Oklahoma, LLC to enter into the 2016 New Markets Tax Credit Financing (as hereinafter defined) in order to expand the Oklahoma Distribution Center, and the Administrative Agent and the Required Lenders have agreed to such requests on the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.Incorporation of Recitals; Defined Terms.  The Borrowers acknowledge that the Recitals set forth above are true and correct.  This Amendment shall constitute a Loan Document, and the Recitals shall be construed as part of this Amendment.  Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement.

Section 2.Amendments to Credit Agreement.

Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be and hereby is amended as follows:

2.1The following definitions appearing in Section 1.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

“New Markets Tax Credit Financing” means, collectively, the 2013 New Markets Tax Credit Financing and the 2016 New Markets Tax Credit Financing.

“New Markets Tax Credit Financing Documents” means, collectively, the 2013 New Markets Tax Credit Financing Documents and the 2016 New Markets Tax Credit Financing Documents.

“New Markets Tax Credit Investments” means, collectively, the 2013 New Markets Tax Credit Investments and the 2016 New Markets Tax Credit Investments.

“New Markets Tax Credit Loans” means, collectively, the 2013 New Markets Tax Credit Loans and the 2016 New Markets Tax Credit Loans.

2.2.Section 1.01 of the Credit Agreement is further amended to add the following new defined terms in their appropriate alphabetical position, which new defined terms shall read as follows:

“2013 New Markets Tax Credit Financing” means, collectively, (a) the acquisition, construction and equipping of the Oklahoma Distribution Center by The Tile Shop of Oklahoma, using the proceeds of the 2013 New Markets Tax Credit Loans, (b) the 2013 New Markets Tax Credit Investments, (c) interest payments and scheduled amortization payments by The Tile Shop of Oklahoma on the 2013 New Markets Tax Credit Loans, and (d) the unsecured Guarantee of the 2013 New Markets Tax Credit Loans and certain other obligations of The Tile Shop of Oklahoma by the Company and Holdings.

“2013 New Markets Tax Credit Financing Documents” means any agreement or instrument entered into by or on behalf of any Loan Party in connection with the 2013 New Markets Tax Credit Financing, all in form and substance acceptable to the Administrative Agent, and each dated or dated as of July 24, 2013, and as amended as permitted under Section 7.17.

“2013 New Markets Tax Credit Investments” means, collectively, the Investments in the form of secured loans from Tile Shop Lending to (a) Chase NMTC The Tile Shop of Oklahoma Investment Fund, LLC in a principal amount not to exceed $8,160,100 and (b) Tile Shop Investment Fund, LLC in a principal amount not to exceed $5,015,600.

“2013 New Markets Tax Credit Loans” means, collectively, the loans to The Tile Shop of Oklahoma to provide funding for the financing of the Oklahoma Distribution Center from (a) REI New Markets Investment, LLC in a principal amount not to exceed $7,000,000, (b) CNMC Sub-CDE 23, LLC in a principal amount not to exceed $2,000,000, and (c) MF Tile Shop LLC in a principal amount not to exceed $9,000,000.

“2016 New Markets Tax Credit Financing” means, collectively, (a) the renovation, development and expansion of the Oklahoma Distribution Center by The Tile Shop of Oklahoma, and the equipping and construction related thereto, using the proceeds of the  2016 New Markets Tax Credit Loans, (b) the 2016 New Markets Tax Credit Investments, (c) interest payments and scheduled amortization payments by The Tile Shop of Oklahoma on the 2016 New Markets Tax Credit Loans, (d) the unsecured Guarantee of the 2016 New Markets Tax Credit Loans and certain other obligations of The Tile Shop of Oklahoma by the Company and Holdings and (e) after the closing of the 2016 New Markets Tax Credit Loans and the 2016 New Markets Tax Credit Investments, the release by REI Subsidiary CDE 9, LLC of a debt service reserve of The Tile Shop of Oklahoma as collateral in exchange for The Tile Shop of Oklahoma executing a mortgage in favor of REI Subsidiary CDE 9, LLC on the northern parcel of the real estate on which the Oklahoma Distribution Center is located.

“2016 New Markets Tax Credit Financing Documents” means (a) any agreement or instrument entered into by or on behalf of any Loan Party to effectuate the transactions contemplated in clauses (a)-(d) of the definition of 2016 New Markets Tax Credit Financing, all in form and substance acceptable to the Administrative Agent, and each dated or dated as of December 12, 2016, and as amended as permitted under Section 7.17, and (b) any agreement or instrument entered into by or on behalf of any Loan Party to effectuate the transactions contemplated in clause (e) of the definition of 2016 New Markets Tax Credit Financing, which will be dated after December 12, 2016, and as amended as permitted under Section 7.17.

“2016 New Markets Tax Credit Investment” means the Investment in the form of a secured loan from Tile Shop Lending to Twain Investment Fund 192, LLC in a principal amount not to exceed $6,683,250.

“2016 New Markets Tax Credit Loans” means, collectively, the loans to The Tile Shop of Oklahoma to provide financing for the renovation, development and expansion of the Oklahoma Distribution Center, and the equipping and construction related thereto, from REI Subsidiary CDE 9, LLC in a principal amount not to exceed $9,215,000.

2.3Clause (f) of Section 6.02 of the Credit Agreement is amended and restated in its entirety to read as follows:

(f) promptly after the same are available and delivered to the required recipients thereof, copies of each report or financial statement delivered to (i) MF Tile Shop LLC, CNMC Sub‑CDE 23, LLC or REI New Markets Investment, LLC in connection with the 2013 New Markets Tax Credit Financing and (ii) REI Subsidiary CDE 9, LLC in connection with the 2016 New Markets Tax Credit Financing.

2.4Section 6.07 of the Credit Agreement is amended by inserting the following phrase at the end of such section to read in its entirety as follows:

, including flood insurance on each Mortgaged Property that is located in a special flood hazard area, from such providers, on such terms and in such amounts as required by the Flood Disaster Protection Act or as otherwise required by the Lenders.

2.5Clause (a)(vii) of Section 6.12 of the Credit Agreement is amended by inserting the following proviso immediately before “; and” to read in its entirety as follows:

; provided, however, no such Mortgage shall be recorded unless (x) the Borrower or the Administrative Agent has provided prior written notice thereof to the Lenders and (y) the Administrative Agent has received confirmation from each Lender that its respective flood insurance due diligence and flood insurance compliance, if any, has been completed with respect to the prospective Mortgaged Property

2.6Clause (b) of Section 6.12 of the Credit Agreement is amended by inserting the following proviso at the end of such clause to read in its entirety as follows:

; provided, however, no such Mortgage shall be recorded unless (i) the Borrower or the Administrative Agent has provided prior written notice thereof to the Lenders and (ii) the Administrative Agent has received confirmation from each Lender that its respective flood insurance due diligence and flood insurance compliance, if any, has been completed with respect to the prospective Mortgaged Property.

2.7Clause (k) of Section 7.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

(k) (i) a mortgage Lien on the southern parcel of the Oklahoma Distribution Center in favor of REI Subsidiary CDE 9, LLC securing Indebtedness permitted by Section 7.03(h)(ii) and (ii) a mortgage Lien on the northern parcel of the Oklahoma Distribution Center in favor of REI Subsidiary CDE 9, LLC securing Indebtedness permitted by Section 7.03(h)(ii) as contemplated in clause (e) of the definition of 2016 New Markets Tax Credit Financing; and

2.8Clause (h) of Section 7.03 of the Credit Agreement is amended and restated in its entirety to read as follows:

(h) (i) Indebtedness of The Tile Shop of Oklahoma in connection with the 2013 New Markets Tax Credit Financing in an aggregate principal amount not to exceed $18,000,000, (ii) Indebtedness of The Tile Shop of Oklahoma in connection with the 2016 New Markets Tax Credit Financing in an aggregate principal amount not to exceed $9,215,000, (iii) the Guarantee of Indebtedness permitted by clauses (i) and (ii) by each of the Company and Holdings, (iv) the Guarantee of certain obligations of The Tile Shop of Oklahoma in favor of U.S. Bancorp Community Development Corporation in connection with the 2013 New Markets Tax Credit Financing and the 2016 New Markets Tax Credit Financing by each of the Company, Holdings, Tile Shop Lending and The Tile Shop of Oklahoma, (v) the Guarantee of certain obligations of The Tile Shop of Oklahoma in favor of CNMC Sub-CDE 23, LLC and MF Tile Shop, LLC in connection with the 2013 New Markets Tax Credit Financing by each of Company and Holdings, and (vi) the Guarantee of certain obligations of The Tile Shop of Oklahoma in favor of JPMorgan Chase Bank, N.A., in connection with the 2013 New Markets Tax Credit Financing by The Tile Shop of Oklahoma and the Company.

2.9The last paragraph of Section 10.01 of the Credit Agreement is amended by inserting the following proviso at the end of such paragraph to read in its entirety as follows:

;  provided, however, that each amendment that adds one or more additional revolving credit or term loan facilities, or extends the Maturity Date, shall be subject to confirmation from each applicable Lender that the flood insurance due diligence and flood insurance compliance covenants set forth in Sections 6.07 and 6.12 have been satisfied.

2.10Paragraph 8 of Schedule 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

8.A flood determination report for the Mortgaged Property prepared for the Administrative Agent by a flood determination company selected by the Administrative Agent stating whether or not any portion of such real property is in a federally designated flood hazard area, and, if any improvements thereon are in a federally designated flood hazard are, evidence of the maintenance of flood insurance from such providers, on such terms and in such amounts as required by the Flood Disaster Protection Act or as otherwise required by the Lenders.

Section 3.Conditions Precedent to Amendment.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

3.1.The Borrowers, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

3.2.Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 4.Affirmation of Guarantors.  Each Guarantor hereby confirms that, after giving effect to this Amendment, each Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.  Each Borrower and each Guarantor acknowledge and agree that (a) nothing in the Credit Agreement, this Amendment, or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement, and (b) the Lenders are relying on the assurances provided in this Section in entering into this Amendment and maintaining credit outstanding to the Borrowers.

Section 5.Acknowledgement of Liens.  The Borrowers and the Guarantors hereby acknowledge, confirm and agree that the Administrative Agent has a valid, enforceable (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability) and perfected first‑priority lien upon and security interest in the Collateral granted to the Administrative Agent pursuant to the Loan Documents (subject only to Permitted Liens), and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the Secured Obligations which would be secured thereby prior to giving effect to this Amendment.

Section 6.Representations and Warranties of Borrowers and Guarantors.  To induce the Administrative Agent, the Lenders, and the L/C Issuer to enter into this Amendment, each Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuer that, as of the date hereof: (a) each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents is and remains true and correct on and as of the date hereof, except to the extent the same specifically refers to an earlier date, in which case it shall be true and correct as of such earlier date, (b) no Default or Event of Default exists, or would result herefrom, and (c) each Borrower and each Guarantor has the power and authority to execute, deliver, and perform this Amendment and has taken all necessary action to authorize their execution, delivery, and performance of this Amendment.

Section 7.Miscellaneous.

(a)Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of each Borrower, the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer, and their respective permitted successors and assigns.  The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of each Borrower, the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer with respect to the transactions contemplated hereby, and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

(b)Entire Agreement.  This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.  Except as specifically waived and amended hereby, all of the terms and conditions set forth in the Credit Agreement shall stand and remain unchanged and in full force and effect.

(c)Headings.  Section and sub-section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)Conflict of Terms.  Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Amendment shall govern and control.

(f)Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(g)Incorporation of Credit Agreement.  The provisions contained in Sections 10.14 (Governing Law, Jurisdiction, Etc.) and 10.15 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

[Signature Pages to Follow]

In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first set forth above.

“Borrowers”

The Tile Shop, LLC

By /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: Chief Financial Officer

Tile Shop Lending, Inc.

By /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: Chief Financial Officer

“Guarantors”

Tile Shop Holdings, Inc.

By /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: Chief Financial Officer

The Tile Shop of Michigan, LLC

By /s/ Kirk Geadelmann
Name: Kirk Geadelmann
Title: Chief Financial Officer

[Signature Page to First Amendment To Credit Agreement]

Fifth Third Bank, as Administrative Agent

By /s/ Nicholas Lachapelle
Name: Nicholas Lachapelle
Title: Vice President

[Signature Page to First Amendment To Credit Agreement]

Fifth Third Bank, as a Lender, as L/C Issuer, and as Swing Line Lender

By /s/ Nicholas Lachapelle
Name: Nicholas Lachapelle
Title: Vice President

[Signature Page to First Amendment To Credit Agreement]

Bank of America, N.A., as a Lender

By /s/ A. Quinn Richardson
Name: A. Quinn Richardson
Title: Senior Vice President

[Signature Page to First Amendment To Credit Agreement]

The Huntington National Bank, as a Lender

By /s/ Chase E. Steyns
Name: Chase E. Steyns
Title: AVP – Sponsor Finance

[Signature Page to First Amendment To Credit Agreement]